UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 18, 2005

                          CanWest Petroleum Corporation
             (Exact name of registrant as specified in its charter)

         Colorado                        0-27659                 98-0461154
         --------                        -------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

206 - 475 Howe Street, Vancouver, British Columbia, Canada         V6C 2B3
----------------------------------------------------------         -------
          (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code (604) 685-8355
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Election of Directors.

      Effective October 18, 2005, the Company expanded its Board of Directors to three members and appointed Romeo D'Angela to fill the vacancy created by such expansion. Although the Company initially disclosed (via press release issued October 17, 2005) that Mr. D'Angela would be an independent director, the Company now believes that Mr. D'Angela would not be considered "independent" as that term is defined in Rule 4200(a)(15) of the Nasdaq listing standards. Since the Company's members of its Board of Directors currently serve as its audit committee, as well as performing the functions of a nominating committee, Mr. D'Angela will participate in those duties with the entire Board of Directors.

      In August and September 2005, Mr. D'Angela and Novadan Capital LP, an entity controlled by Mr. D'Angela, participated in a private placement with the Company whereby the Company issued 8% Convertible Notes. The private placement was described in the Company's Form 10-QSB for the period ended July 31, 2005, and capitalized terms are as defined in that Form 10-QSB. Mr. D'Angela participated in both the Company's Original Offering and the Amended Offering whereas Novadan Capital LP participated only in the Original Offering. Novadan Capital Ltd., an entity controlled by Mr. D'Angela, received a finder's fee of $85,487 in connection with the Original Offering.

      The following table summarizes the Company's securities held by Mr. D'Angela and his affiliated entities:

-------------------- ---------------- --------------------------- ------------------------------
                                            Shares Underlying           Shares Underlying
                         Common             Convertible Notes              Warrants
-------------------- ---------------- --------------------------- ------------------------------
                                         $0.40         $0.90          $0.55           $1.30
-------------------- ---------------- ------------- ------------- --------------- --------------
  Romeo D'Angela           -0-           96,143       262,825         96,143         262,825
-------------------- ---------------- ------------- ------------- --------------- --------------
Novadan Capital LP       59,135          96,143         -0-           96,143           -0-
-------------------- ---------------- ------------- ------------- --------------- --------------
Novadan Capital Ltd.     213,718          -0-           -0-            -0-             -0-
-------------------- ---------------- ------------- ------------- --------------- --------------

Mr. D'Angela exercises voting and investment control over all the securities described above.

      Except as described above, during he last two years neither Mr. D'Angela nor any associate or affiliate of Mr. D'Angela, has or had a material interest, direct or indirect, in any transaction, or in any proposed transaction, which has materially affected or will affect the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CanWest Petroleum Corporation
                                                   (Registrant)

Date: December 5, 2005                    /s/ Thornton J. Donaldson
                                          ---------------------------
                                          Name: Thornton J. Donaldson
                                          Title: President